UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2004

Everest Reinsurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14527	22-3263609

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

477 Martinsville Road
P.O. Box 830
Liberty Corner, New Jersey		07938

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 908-604-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      REGULATION FD DISCLOSURE

                       On October 6, 2004, the registrant issued a news release announcing its estimate of losses from the recent Florida hurricanes. A copy of that news release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit No.	Description

	99.1	News Release of the registrant,
dated October 6, 2004

SIGNATURES

                       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST REINSURANCE HOLDINGS, INC.

By: /s/ STEPHEN L. LIMAURO
Stephen L. Limauro
Executive Vice President and
Chief Financial Officer

Dated: October 6, 2004

EXHIBIT INDEX

Exhibit
Number	Description of Document	Page No.

99.1	News Release of the registrant, dated	5
	October 6, 2004